Exhibit 23.1

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUTANTS

We hereby consent to the use in this Registration Statement on Form SB-2 of our report dated March 31, 2003, relating to the financial statements of FTS Apparel, Inc. as of December 31, 2002 and the reference to our firm as experts in Registration Statement.

/s/  Stark  Winter  Schenkein  &  Co,  LLP
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Stark  Winter  Schenkein  &  Co.,  LLP
Certified  Public  Accountants

October 8, 2003
Denver  Colorado